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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 1
                                 ---------------



         AMENDMENT NO. 1 (this "AMENDMENT"), dated as of April 3, 2000, to the Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), dated as of September 1, 1999, among PENTON MEDIA, INC. (the "BORROWER"), the LENDERS party thereto, BANC OF AMERICA SECURITIES, LLC, as Syndication Agent, THE FIRST NATIONAL BANK OF CHICAGO, as Documentation Agent and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS
                                    --------

         I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.


         II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.


         Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in alphabetical order:

                  "HEALTHWELL" means Healthwell.com, Inc., a Delaware corporation.

                  "UNCONSOLIDATED INVESTMENT" means, as of any date, any investment made by the Borrower or any Subsidiary in any other Person that, pursuant to GAAP as in effect on such date, would not be consolidated with the Borrower for financial reporting purposes immediately after giving effect to such investment.

         2. Article 1 of the Credit Agreement is hereby amended by adding a new
Section 1.6 thereto as follows:

                  Section 1.6 HEALTHWELL

                           Notwithstanding anything to the contrary contained in any Loan Document, Healthwell and each subsidiary thereof:

                           (1) shall be deemed not to be a Subsidiary for any
                  purpose of any Loan Document, except with respect to (a) the following defined terms: "ERISA Affiliate", and "Plan", and
                  (b) the following Sections of the Credit Agreement: 4.6, 4.9, 4.10, 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.1(h), 6.1(i), 6.2,
                  6.4, 6.6, 6.7, 6.14, 10.3 and 10.13, and
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                           (2) shall be deemed to be a Subsidiary for purposes
                  of Article 8(h) and 8(i) of the Credit Agreement, provided, however, that any Event of Default that shall occur under either Article 8(h) or 8(i) of the Credit Agreement solely as a result of this Section 1.6 (X) shall not be treated as an Event of Default for purposes of clause (B) of the last paragraph of Article 8 of the Credit Agreement and (Y) shall instead be treated as an Event of Default under clause (A) of the last paragraph of Article 8 of the Credit Agreement.

         3. Section 7.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (h) thereof, (ii) deleting the period at the end of paragraph (i) thereof and by substituting in its place "; and", and (iii) adding a new subsection (j) to read as follows:

              (j) Unconsolidated Investments.

         4. Section 7.5(d) of the Credit Agreement is hereby amended by replacing the reference to "$20,000,000" with "$30,000,000".

         5. Section 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (c) thereof, (ii) deleting the period at the end of paragraph (d) thereof and by substituting in its place a semicolon, and (iii) adding new subsections (e), (f) and (g) to read as follows:

                  (e) the issuance by Healthwell of shares of its common voting stock to Cayenta, Inc., at a subscription price of $1,250,000 in cash;

                  (f) the contribution of the Healthwell.com investment (previously acquired as part of New Hope Natural Media) to Healthwell, and sales, transfers, and other dispositions of the capital stock of Healthwell; and

                  (g) Unconsolidated Investments made or acquired pursuant to
         Section 7.4(j).

         6. The last paragraph of Article 8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (A) then, and in every such event (other than an event described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other

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         notice of any kind, all of which are hereby waived by the Borrower; and
         (B) in case of any event described in clause (h) or (i) of this Article, the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         7. Sections 1 - 6 of this Amendment shall not be effective until such date (the "AMENDMENT EFFECTIVE DATE") as Required Lenders shall have consented to the execution and delivery hereof by the Administrative Agent.

         8. On and as of the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Bryan Cave LLP, special counsel to the Administrative Agent, in connection with this Amendment.

         9. In all other respects (a) the Loan Documents shall remain in full force and effect, (b) the Borrower's obligations under Section 3.3 shall be unaffected by this Amendment, and (c) no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         10. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         11. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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                                 AMENDMENT NO. 1
                               PENTON MEDIA, INC.

         AS EVIDENCE of its agreement to the terms and conditions herein contained, each of the undersigned has caused this Amendment to be executed on its behalf.

                 PENTON MEDIA, INC.


                 By:
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                 Name:
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                 Title:
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                 THE BANK OF NEW YORK, as Administrative Agent


                 By:
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                 Name: Benjamin B. Todres
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                 Title:Vice President
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                 BANK OF AMERICA, N.A.


                 By:
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                 Name:
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                 Title:
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                 BANK ONE, NA (formerly known as First National Bank Of Chicago)


                 By:
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                 Name:
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                 Title:
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                                 AMENDMENT NO. 1
                               PENTON MEDIA, INC.


                       ALLFIRST BANK


                       By:
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                       Name:
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                       Title:
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                       BANK OF MONTREAL, CHICAGO BRANCH


                       By:
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                       Name:
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                       Title:
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                       BANKBOSTON, N.A.


                       By:
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                       Name:
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                       Title:
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                       CITY NATIONAL BANK


                       By:
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                       Name:
                             ---------------------------------------------------
                       Title:
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                       CREDIT AGRICOLE INDOSUEZ


                       By:
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                       Name:
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                       Title:
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                                 AMENDMENT NO. 1
                               PENTON MEDIA, INC.


                       DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                       By:
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                       Name:
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                       Title:
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                       By:
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                       Name:
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                       Title:
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                       FLEET NATIONAL BANK


                       By:
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                       Name:
                             ---------------------------------------------------
                       Title:
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                       THE HUNTINGTON NATIONAL BANK


                       By:
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                       Name:
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                       Title:
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                       NATIONAL BANK OF CANADA


                       By:
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                       Name:
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                       Title:
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                       NATIONAL CITY BANK


                       By:
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                       Name:
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                       Title:
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                                 AMENDMENT NO. 1
                               PENTON MEDIA, INC.



                       PARIBAS


                       By:
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                       Name:
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                       Title:
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                       By:
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                       Name:
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                       Title:
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                       CITIZENS BANK OF MASSACHUSETTS

                       By:
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                       Name:
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                       Title:
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                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                       By:
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                       Name:
                             ---------------------------------------------------
                       Title:
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                       VAN KAMPEN SENIOR INCOME TRUST


                       By:
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                       Name:
                             ---------------------------------------------------
                       Title:
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                       VAN KAMPEN SENIOR FLOATING RATE FUND


                       By:
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                       Name:
                             ---------------------------------------------------
                       Title:
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